SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2005

Wachovia Commercial Mortgage Securities, Inc.

(Exact name of registrant specified in Charter)

North Carolina	333-127668-01	56-1643598

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina		28288-0166

(Address of principal executive offices)		Zip Code

Registrant’s telephone, including area code: (704) 374-6161

No Change

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4d(c))

ITEM 1.01.     Entry into a Material Definitive Agreement.

ITEM 2.02      Completion of Acquisition or Disposition of Assets.

          On October 27, 2005, a single series of mortgage pass-through certificates, entitled Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C21 (the “Certificates”), was issued pursuant to a pooling and servicing agreement (the “Pooling Agreement”) attached hereto as Exhibit 4.1, and dated as of October 1, 2005, among Wachovia Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wachovia Bank, National Association, as master servicer, LNR Partners, Inc., as special servicer and Wells Fargo Bank, National Association, as trustee.  The Certificates consist of twenty-seven classes (each, a “Class”) of Certificates, twelve of which Classes are designated as the “Class A-1 Certificates”, the “Class A-2PFL Certificates”, the “Class A-2C Certificates”, the  “Class A-3 Certificates”, the “Class-PB Certificates”,  “Class A-4 Certificates”, the “Class A-1A Certificates”, the “Class A-M Certificates”, the “Class A-J Certificates”, the “Class B Certificates”, the “Class C Certificates”, and the “Class D Certificates” (collectively, the “Offered Certificates”); and fifteen of which Classes are designated as the “Class E Certificates”, the “Class F Certificates”, the “Class G Certificates”, the “Class H Certificates”, the “Class J Certificates”, the “Class K Certificates”, the “Class L Certificates”, the “Class M Certificates”, the “Class N Certificates”, the “Class O Certificates”, the “Class P Certificates”, the “Class IO Certificates”, the “Class Z Certificates”, the “Class R-I Certificates” and the “Class R-II Certificates” (collectively, the “Private Certificates”).  The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of two hundred thirty (230) commercial mortgage loans (the “Mortgage Loans”) having an aggregate Cut-Off Date Pool Balance of approximately $3,250,165,042.  Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property.  Certain of the Mortgage Loans (the “Wachovia Loans”) were acquired by the Registrant from Wachovia Bank, National Association (“Wachovia”) pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2005, between the Registrant and Wachovia; certain of the Mortgage Loans (the “Nomura  Loans”) were acquired by the Registrant from Nomura Credit & Capital, Inc. (“Nomura”) pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2005, between the Registrant and Nomura; and certain of the Mortgage Loans (the “Artesia Loans”) were acquired by the Registrant from Artesia Mortgage Capital Corporation (“Artesia”) pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2005, between the Registrant and Artesia (Wachovia, Nomura and Artesia, collectively, the “Sellers”).The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to Wachovia was derived from (i) the sale of the Offered Certificates by the Registrant to Wachovia Capital Markets, LLC (“Wachovia Securities”) and Nomura Securities International, Inc., (“Nomura Securities”) Citigroup Global Markets, Inc. (“Citigroup Securities”), Credit Suisse First Boston LLC (“CSFB”), Deutsche Bank Securities Inc. (“Deutsche”) and Goldman, Sachs & Co. (“Goldman” and together with Wachovia Securities, Nomura Securities, Citigroup Securities, CSFB and Deutsche, the “Underwriters”) pursuant to the underwriting agreement (the “Underwriting Agreement”), dated October 14, 2005, and (ii) a Certificate Purchase Agreement, dated June 22, 2005, among the Registrant, Wachovia, Wachovia Securities and Nomura Securities (pertaining to the Class  IO, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M. Class N, Class O and Class P Certificates).  The Registrant is a wholly-owned limited purpose finance subsidiary of Wachovia.  On October 27, 2005, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement.  The consideration received by the Registrant in exchange for such transfer consisted of the Certificates.  The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated October 14, 2005, and the Prospectus Supplement, dated October 14, 2005 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).  Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 8.01.     Other Events.

          This Current Report on Form 8-K files certain opinions of Dechert LLP, counsel to the Registrant, in connection with the offering of the Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C21.

ITEM 9.01.     Financial Statements, Pro Forma Information and Exhibits.

(a)	Financial Statements	Not Applicable

(b)	Pro Forma Financial Information	Not Applicable

(c)	Exhibits

Item 601(a) of Regulation S-K

Exhibit No.	Description

(1.1)

Underwriting Agreement, dated October 14, 2005, among Wachovia Commercial Mortgage Securities, Inc., Wachovia Bank, National Association, Wachovia Capital Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets Inc.,  Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman, Sachs & Co.

(4.1)

Pooling and Servicing Agreement, dated as of October 1, 2005, among Wachovia Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National Association, as master servicer, LNR Partners, Inc., as special servicer and Wells Fargo Bank, National Association, as trustee

(5.1)	Legality Opinion of Dechert LLP

(8.1)	Tax Opinion of Dechert LLP

(23.1)	Consent of Dechert LLP (included in Exhibits 5.1 and 8.1)

(99.1)	Mortgage Loan Purchase Agreement, dated as of October 1, 2005, between Wachovia Commercial Mortgage Securities, Inc. and Wachovia Bank, National Association

(99.2)	Mortgage Loan Purchase Agreement, dated as of October 1, 2005, between Wachovia Commercial Mortgage Securities, Inc. and Nomura Credit & Capital, Inc.

(99.3)	Mortgage Loan Purchase Agreement, dated as of October 1, 2005, between Wachovia Commercial Mortgage Securities, Inc. and Artesia Mortgage Capital Corporation

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.

	By:	/s/ Charles L Culbreth

	Name:	Charles L. Culbreth
	Title:	Managing Director

Date: October 27, 2005

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

(1.1)

Underwriting Agreement, dated October 14, 2005, among Wachovia Commercial Mortgage Securities, Inc., Wachovia Bank, National Association, Wachovia Capital Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets Inc.,  Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and Goldman, Sachs & Co.

(4.1)

Pooling and Servicing Agreement, dated as of October 1, 2005, among Wachovia Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National Association, as master servicer, LNR Partners, Inc., as special servicer and Wells Fargo Bank, National Association, as trustee

(5.1)	Legality Opinion of Dechert LLP

(8.1)	Tax Opinion of Dechert LLP

(23.1)	Consent of Dechert LLP (included in Exhibits 5.1 and 8.1)

(99.1)	Mortgage Loan Purchase Agreement, dated as of October 1, 2005, between Wachovia Commercial Mortgage Securities, Inc. and Wachovia Bank, National Association

(99.2)	Mortgage Loan Purchase Agreement, dated as of October 1, 2005, between Wachovia Commercial Mortgage Securities, Inc. and Nomura Credit & Capital, Inc.

(99.3)	Mortgage Loan Purchase Agreement, dated as of October 1, 2005, between Wachovia Commercial Mortgage Securities, Inc. and Artesia Mortgage Capital Corporation